FEBRUARY 28, 2025
SUPPLEMENT TO
THE HARTFORD INTERNATIONAL VALUE FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
IMPORTANT NOTICE REGARDING NEW INVESTMENT POLICY FOR THE HARTFORD INTERNATIONAL VALUE FUND
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The Board of Directors of The Hartford Mutual Funds, Inc. has approved a new non-fundamental policy (“New Policy”) for The Hartford International Value Fund in connection with amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended (“Names Rule”). The New Policy will become effective upon the compliance date of the Names Rule, which is currently December 11, 2025 (this date may be delayed in the event that the U.S. Securities and Exchange Commission grants an extension). The New Policy is not expected to materially impact the manner in which The Hartford International Value Fund is managed. The New Policy for The Hartford International Value Fund is as follows: “Under normal circumstances, the Fund invests at least 80% of its assets in securities of value companies.” Accordingly, effective upon the compliance date of the Names Rule, under the heading “Principal Investment Strategy” in the above referenced Summary Prospectus, the following paragraph is inserted after the first paragraph:
Under normal circumstances, the Fund invests at least 80% of its assets in securities of value companies. Wellington Management determines whether a company is a value company based on traditional and other measures of value, such as whether the company is included in a third-party value index (e.g. MSCI ACWI IMI Value Index) and/or whether the company exhibits value characteristics based on certain metrics, such as how the company’s price-to-book (P/B) ratio and/or price-to-earnings (P/E) ratio compares to the MSCI EAFE Index (Net). A company may be determined to be a value company under any of these factors.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7723
February 2025